UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 29, 2004

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-07336	59-34862971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL 32904

(Address of Principal Executive Office) (Zip Code)

(321) 984-1414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on July 29, 2004

Item 12.   Results of Operations and Financial Condition.

On July 29, 2004, the Company issued a press release announcing its operating results for the second quarter ended June 30, 2004. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.  This Report, including the exhibit, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RELM WIRELESS CORPORATION (Registrant)

Date: August 4, 2004	By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by the Company on July 29, 2004

4